UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Stellar Biotechnologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS

To be Held on Thursday, March 23, 2017

To the Shareholders of Stellar Biotechnologies, Inc.:

Notice is hereby given that the 2017 Annual General Meeting of Shareholders (the “Annual Meeting”) of Stellar Biotechnologies, Inc. (the “Company”) will be held at 10:00 a.m. (local time) on Thursday, March 23, 2017, at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041, to consider and act upon the following matters:

1.	the election of seven directors, nominated by the Company’s Board of Directors, to serve until the Company’s annual meeting of shareholders to be held in 2018 or until their successors are duly elected and qualified;

2.	the ratification of the appointment of Moss Adams LLP as the Company’s auditors and independent registered public accounting firm for the ensuing year;

3.	the adoption of the Company’s 2017 Incentive Compensation Plan; and

4.	such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 26, 2017, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the Annual Meeting, however, you are urged to sign, date and return the proxy as soon as possible, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote by telephone or on the Internet. You may vote in person at the Annual Meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

/s/ Frank R. Oakes

Frank R. Oakes
President, Chief Executive Officer, and Chairman

Port Hueneme, California

February 1, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 23, 2017. This Proxy Statement, along with our Annual Report on Form 10-K for the year ended September 30, 2016, is available at: http://www.proxyvote.com/.

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PROPOSAL 2	APPOINTMENT OF AUDITORS	33

PROPOSAL 3	APPROVAL AND ADOPTION OF 2017 INCENTIVE COMPENSATION PLAN	35

OTHER INFORMATION		46

HOUSEHOLDING OF MATERIALS		46
WHERE YOU CAN FIND MORE INFORMATION		46
OTHER BUSINESS		46

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

PROXY STATEMENT

General Information Concerning Voting and Solicitation

This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors (the “Board”) of Stellar Biotechnologies, Inc., a British Columbia corporation (“we,” “us,” “Stellar” the “Corporation” or the “Company”), of proxies in the accompanying form to be used at the 2017 Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, California 93041 at 10:00 a.m. (local time) on Thursday, March 23, 2017, and at any adjournments or postponements thereof (the “Annual Meeting”).

As a British Columbia corporation subject to the reporting requirements of the U.S Securities and Exchange Commission, our proxy disclosure has been prepared to comply with both U.S. and Canadian proxy disclosure requirements. Principal disclosure differences between U.S and Canadian requirements include expanded Canadian disclosure requirements related to:

•	executive compensation matters, including the determination of the named executive officers under Canadian disclosure requirements;

•	corporate governance matters, including disclosure related to the Board committees;

•	the appointment of auditors; and

•	inclusion of a share performance graph.

Our Board of Directors has fixed January 26, 2017 as the record date for determining those shareholders entitled to receive notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on January 26, 2017 will be entitled to vote at the Annual Meeting. These materials are first being sent or given to the shareholders on or about February 10, 2017. This proxy statement gives you information on the proposals to be presented at the Annual Meeting so that you can make an informed decision.

Questions and Answers about the Proxy Materials and the Annual Meeting

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and

•	The Company’s Annual Report on Form 10-K for the year ended September 30, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2016 (the “Annual Report”).

If you requested printed versions of these proxy materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s shareholders. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Internet Availability Notice. All shareholders will have the ability to access the proxy materials on the Website referred to in the Internet Availability Notice or request to receive a printed or electronic set of the proxy materials. Shareholders may request to receive proxy materials in printed form or electronically by email, by telephone, mail or by logging on to http://www.proxyvote.com/. The Company encourages shareholders to take advantage of the availability of proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

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How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•	View the Company’s proxy materials for the Annual Meeting on the Internet; and

•	Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will reduce the Company’s costs of printing and mailing documents to you, which will favorably impact the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

What proposals will be voted on at the Annual Meeting?

The following three proposals will be voted on at the Annual Meeting:

•	The election of seven directors, nominated by our Board, to serve until our annual meeting of shareholders to be held in 2018 or until their successors are duly elected and qualified;

•	The appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year; and

•	The adoption of our 2017 Incentive Compensation Plan.

How does the Board recommend that I vote on the proposals?

Our Board of Directors unanimously recommends that the shareholders vote “FOR” each of the nominees for Director, “FOR” the appointment of Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year and “FOR” the adoption of our 2017 Incentive Compensation Plan.

Will there be any other items of business on the agenda?

At present, management knows of no additional business to be presented at the Annual Meeting, but if other business is presented, the persons named in the proxy card and acting under the proxy card as proxy holders will vote or refrain from voting in accordance with their best judgment pursuant to the discretionary authority conferred by the proxy.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on January 26, 2017 may vote at the Annual Meeting. As of the close of business on January 26, 2017, there were 10,136,258 common shares outstanding, all of which are entitled to vote at the Annual Meeting.

How many votes am I entitled to per share?

Each shareholder is entitled to one vote for each common share held as of the record date on all matters properly brought before the Annual Meeting.

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What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, the Internet Availability Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and the Internet Availability Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form”. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

Shares held in “street name” by a broker or nominee who indicates on a proxy that it does not have discretionary authority to vote those shares on a proposal are referred to as “broker non-votes.” Under current rules, brokers, banks or other nominees may not vote and have no discretionary authority to vote shares on the election of directors, executive compensation matters and other governance matters, or “non-routine” matters, unless they receive specific voting instructions from their clients.

Your bank or broker does not have discretion to vote uninstructed shares on the proposals in this Proxy Statement, except for Proposal No. 2 to appoint our auditors and independent registered public accounting firm for the ensuing year.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on Proposal No. 1, the election of directors, or Proposal No. 3, the adoption of our 2017 Incentive Compensation Plan. Accordingly, for your vote to be counted, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

If I am a shareholder of record, how do I vote my shares?

There are three ways to vote:

By Mail – If you request printed copies of the proxy materials by mail, you may vote your proxy by filing out the proxy card and sending it back in the envelope provided.

By Telephone or the Internet – We have established telephone and Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. The toll free telephone number for telephone voting is 1-800-690-6903. Please have your proxy card handy when you call. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded. The website for Internet voting is http://www.proxyvote.com/. As with telephone voting, you will be able to confirm that your instructions have been properly recorded. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m. Eastern Time, on Tuesday, March 21, 2017.

In Person – If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

If I am a beneficial owner of shares held in street name, how do I vote my shares?

There are three ways to vote:

By Mail – If you request printed copies of the proxy materials by mail, you may vote your proxy by filing out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

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By Telephone or the Internet – You may vote by proxy via telephone by calling 1-800-690-6903. You may vote by proxy via telephone or the Internet at http://www.proxyvote.com/, as further set forth in the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

In Person - Shares held in “street name” may be voted by you in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other agent that holds your shares, which “legal proxy” grants you the right to vote the shares. You must present that “legal proxy” to attend the Annual Meeting and to be entitled to vote in person shares that are held for you in “street name.”

What is the proxy card?

The proxy card enables you to appoint each of Frank Oakes, our Chief Executive Officer, Director and Chairman of the Board of Directors, and Gary Koppenjan, our Senior Director of Investor Relations and Communications, as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

I share an address with another shareholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

As permitted under SEC rules, we have adopted a procedure called “householding”. Under this procedure, we deliver a single copy of the Internet Availability Notice and, if applicable, the proxy materials to multiple shareholders who share the same address unless we received contrary instructions from one or more of the shareholders. This procedure reduces our printing costs, mailing costs and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Internet Availability Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Internet Availability Notice and, if applicable, the proxy materials, shareholders may contact us as follows:

Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

Attention: Corporate Secretary

Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of the proxy materials:

•	By Mail: You may obtain a paper copy of the proxy materials by writing to us at Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041, Attn: Corporate Secretary

•	By Telephone: You may obtain a paper copy of the proxy materials by calling 1-800-579-1639.

•	Via the Internet: You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com/.

•	By Email: You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com. You must provide the control number from your proxy notice to request a paper copy of the proxy materials by email.

Please make your request for a paper copy as instructed above on or before March 9, 2017 to facilitate timely delivery.

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Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. A proxy may be revoked at any time prior to its exercise:

•	by submitting a written notice revoking that proxy, addressed to our Corporate Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041, at any time up to and including the last business day before the Annual Meeting,

•	if you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be, or

•	at the Annual Meeting prior to the taking of a vote.

Any shareholder entitled to vote at the Annual Meeting may attend the meeting and vote in person on any matter presented for a vote to our shareholders at the meeting, whether or not that shareholder has previously given a proxy. However, attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to our Corporate Secretary before any vote in which the proxy has been given. If you hold your shares in “street name” and have instructed your broker, bank or other nominee to vote your shares for you, you must follow directions received from your broker, bank or other nominee to change those instructions.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees, “FOR” the appointment of Moss Adams LLP as our auditors and independent registered public accounting firm and “FOR” the adoption of our 2017 Incentive Compensation Plan.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by the Company in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting. The Company is also required to file on SEDAR a brief description of the proposals voted upon at the Annual Meeting and the outcome of the votes for such proposals promptly following the Annual Meeting, which description must include the percentage of votes for and against such proposals.

What constitutes a quorum?

Our Amended Articles require the representation of at least one person entitled to vote at the Annual Meeting who holds at least thirty-three and one-third percent (33 – 1/3%) of our issued common shares, in person or represented by proxy, or a duly appointed proxy holder or representative for a shareholder so entitled and holding or represented by proxy at least thirty-three and one-third percent (33 – 1/3%) of our issued common shares, in order to establish a quorum for the transaction of business. Abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

What is the vote required for a proposal to pass?

•	Proposal No. 1 – Election of directors: The affirmative vote of a plurality of the votes cast by the holders of our common shares, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required for the election of our director nominees. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome

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•	Proposal No. 2 — Appointment of our auditors and independent registered public accounting firm: The affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote at the Annual Meeting but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

•	Proposal No. 3 —Adoption of 2017 Incentive Compensation Plan: The affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote is required for approval. With regard to this proposal, shares which are entitled to vote but abstain from voting on a matter will be excluded from the vote and will have no effect on its outcome.

Who will pay the costs of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

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Stellar Biotechnologies, Inc.

332 E. Scott Street

Port Hueneme, California 93041

PROXY STATEMENT

INTRODUCTION

2017 Annual Meeting of Shareholders

This Proxy Statement is being furnished to the holders of our common shares in connection with the solicitation of proxies for use at the 2017 Annual Meeting of Shareholders of the Company (the “Annual Meeting”). The Annual Meeting is to be held at 10:00 a.m. (local time) on Thursday, March 23, 2017, at the Holiday Inn Express, located at 350 E. Port Hueneme Road, Port Hueneme, CA 93041 and at any adjournment or adjournments thereof.

Record Date

The Board of Directors of the Company (the “Board”) has fixed the close of business on January 26, 2017 (the “Record Date”) as the Record Date for the determination of shareholders entitled to notice of, and to vote and act at, the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Annual Meeting.

Proposals to be Submitted at the Annual Meeting

At the Annual Meeting, shareholders will be acting upon the following proposals:

1.	To elect Tessie M. Che, Paul Chun, David L. Hill, Daniel E. Morse, Frank R. Oakes, Charles V. Olson and Mayank D. Sampat as directors to serve until the Company’s annual meeting of shareholders to be held in 2018 or until their successors are duly elected and qualified;

2.	To ratify the appointment by the Audit Committee of the Board of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017;

3.	To adopt the Company’s 2017 Incentive Compensation Plan; and

4.	To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Principal Offices

The principal executive offices of the Company are located at 332 E. Scott Street, Port Hueneme, California 93041. The Company’s telephone number at such address is (805) 488-2800.

Information Concerning Solicitation and Voting

As of the Record Date, there were 10,136,258 outstanding common shares, each share entitled to one vote on each matter to be voted on at the Annual Meeting. Only holders of common shares on the Record Date will be entitled to vote at the Annual Meeting. The holders of common shares are entitled to one vote on all matters presented at the Annual Meeting for each share held of record. The presence in person or by proxy of holders of record of at least thirty-three and one-third percent (33 – 1/3%) of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. To be elected, the nominees named in Proposal 1 must receive the vote of a plurality of the votes of the common shares cast in person or represented by proxy at the Annual Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

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Expenses

The expense of preparing, printing and mailing the Internet Availability Notice and this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of common shares held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

No Right of Appraisal

None of British Columbia law, our Certificate of Incorporation, our Notice of Articles nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with the election of directors, the appointment of our auditors and independent registered public accounting firm or the adoption of our incentive compensation plan to be voted upon at the Annual Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Attending the Annual Meeting

Only shareholders and our invited guests are permitted to attend the Annual Meeting. To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list. If a nominee holds your shares and you plan to attend the Annual Meeting, you should bring a brokerage statement showing your ownership of the shares as of the record date or a letter from the nominee confirming such ownership, and a form of personal identification. If you wish to vote your shares that are held by a nominee at the meeting, you must obtain a proxy from your nominee and bring such proxy to the meeting.

Shareholder Proposals for 2018 Annual Meeting

Shareholder proposals for inclusion in our proxy statement: If a shareholder wishes to present a proposal to be included in our proxy statement and form of proxy for our 2018 annual meeting of shareholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). One of the requirements is that the proposal must be received by our Corporate Secretary at our executive offices in Port Hueneme, California no later than the close of business on October 4, 2017, which is 120 calendar days before February 1, 2018, the anniversary date that this proxy statement was released to shareholders in connection with the Annual Meeting. Such proposal must also comply with the applicable requirements as to form and substance established by the SEC if those proposals are to be included in the proxy statement and form of proxy. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials.

Other shareholder proposals: The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

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INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, or any person who has held such a position since the beginning of the last completed financial year of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting other than the election of directors and as may be set out herein.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Each director is elected annually to serve until the next annual meeting of shareholders, or until his or her successor is duly elected. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Tessie M. Che, Paul Chun, David L. Hill, Daniel E. Morse, Frank R. Oakes, Charles V. Olson and Mayank D. Sampat to hold office until the 2018 annual meeting of shareholders or until their respective successors have been duly elected and qualified. In the event that any of the nominees shall be unable or unwilling to serve as a director, the Board shall reserve discretionary authority to vote for a substitute or substitutes. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Information as to our Board of Directors and Nominees

Name	Age	Position(s) Held	Director Since
Tessie M. Che, Ph.D.	66	Director	September 25, 2013
Paul Chun (1)	36	Director	December 8, 2016
David L. Hill, Ph.D. (1)(2)(3)	66	Director	May 17, 2011
Daniel E. Morse, Ph.D.	75	Director	April 9, 2010
Frank R. Oakes	66	President, Chief Executive Officer and Chairman of our Board of Directors	April 9, 2010
Charles V. Olson, D.Sc.	59	Director	December 8, 2016
Mayank D. Sampat (1)(2)(3)	61	Director	August 15, 2012

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers. None of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Biographies and Qualifications. The biographies of our directors and certain information regarding each director’s experience, attributes, skills and/or qualifications that led to the conclusion that the director should be serving as a director of our Company are as follows:

Tessie M. Che, Ph.D. has been a director of our Company since September 2013. Dr. Che is currently General Manager and Chair of the Board of Directors of Amaran Biotechnology Inc., a privately-held biopharmaceuticals manufacturer based in Taiwan, a position she has held since 2012. She is also a director of OBI Pharma USA, a wholly-owned subsidiary of OBI Pharma, Inc., a publicly traded biotechnology corporation in Taiwan. From 1998 to 2011 she served as COO and Sr. V.P., Corporate Affairs of Optimer Pharmaceuticals Inc., a company she co-founded. At Optimer, Dr. Che guided the company’s CMC team to the successful registration and commercialization of DificidTM in the U.S., Canada and Europe. Prior to Optimer, Dr. Che’s experience includes 20 years in research, operations and management at global companies, including Exxon Mobil Corp., Aventis Pharmaceuticals Inc., and EniChem SpA. Dr. Che holds bachelor degrees in chemistry from Illinois State University and Fu-Jen Catholic University (Taiwan) and a PhD in physical-inorganic chemistry from Brandeis University. She has authored numerous scientific publications and holds over 20 U.S. patents. Dr. Che has extensive scientific, operational, manufacturing, quality assurance, product development and senior management experience in the pharmaceutical and biotechnology industries, as well as experience serving on a board of directors within our industry.

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Paul Chun has been a director of our Company since December 2016.  He is a Managing Partner of Eldred Advisors LLC, a life sciences advisory firm he founded in May 2016.  From November 2015 to April 2016, he served as Director of Strategy and Corporate Development at Kiromic, LLC. From May 2011 to October 2015, Mr. Chun served as a life sciences principal with Westwicke Partners, LLC, a capital markets advisory firm. During his tenure at Westwicke, he supported the capital markets and investor engagement objectives of private and public biopharma companies, including the support of multiple initial public offerings and other strategic transactions. Prior to Westwicke, he held various roles in investment research and corporate finance, including at Amgen, Inc., Tavistock Life Sciences and Goldman, Sachs & Co. He received his bachelors in biological sciences from Columbia University. Mr. Chun has broad experience in therapeutics development and commercialization, valuation, corporate development and finance.

David L. Hill, Ph.D. has been a director of our Company since May 2011, and serves as the chair of the Compensation Committee. He served as Scientific Director for the ART Reproductive Center, Beverly Hills, California, from December 1999 until his retirement in December 2016. He is also an Assistant Clinical Professor in the Dept. of Obstetrics and Gynecology at the David Geffen School of Medicine, University of California, Los Angeles, and a Research Assistant IV at Cedars-Sinai Medical Center, Los Angeles, California. Dr. Hill received his Ph.D. in Biological Sciences from the Department of Pathology, School of Life Sciences, University of Connecticut and completed a Postdoctoral Fellowship at the Dana Farber Cancer Institute through an appointment by the Department of Physiology and Biophysics, Harvard Medical School, Boston, Massachusetts. Dr. Hill has extensive scientific and clinical research experience in our industry.

Daniel E. Morse, Ph.D. has been a director of our Company since April 2010. Dr. Morse is the Wilcox Professor Emeritus of Molecular Genetics and Biochemistry Biotechnology, Biomolecular Science and Engineering, a position he has held since 2008, and Director of the Marine Biotechnology Center, at the University of California, Santa Barbara, a position he has held since 1986. Previously, he served as Director of the UCSB-MIT-Caltech Institute of Collaborative Biotechnologies from 2003 to 2010, and also served as Stellar’s Executive Vice-President, Science & Technology from 2010 until December 2011. Dr. Morse is an expert in the structure and function of the KLH molecule and internationally recognized expert in protein chemistry, molecular biology, molluscan reproductive biology, and aquaculture, and has an intimate understanding of our technology.

Frank R. Oakes was appointed our President and Chief Executive Officer and Chairman of our Board of Directors in April 2010. Prior to that time, he served as founder and Chief Executive Officer of the Company’s California subsidiary since 1999. He has more than 40 years of management experience in aquaculture including a decade as Chief Executive Officer of The Abalone Farm, Inc., during which he led the company through the R&D, capitalization, and commercialization phases of development to become the largest abalone producer in the United States. Mr. Oakes is the inventor of our patented method for non-lethal extraction of hemolymph from a live gastropod mollusk. He was the principal investigator on our Small Business Innovation Research (SBIR) grant from the National Science Foundation and was principal investigator on our Phase I and II SBIR grants from the NIH’s Center for Research Resources, and a California Technology Investment Partnership (CalTIP) grant from the Department of Commerce. Mr. Oakes has consulted and lectured for the aquaculture industry around the world. He received his Bachelor of Science degree from California State Polytechnic University, San Luis Obispo and is a graduate of the Los Angeles Regional Technology Alliance University’s management-training program. Mr. Oakes is a valuable member of our Board due to his depth of operating, strategic, and senior management experience in our industry, specifically as related to aquaculture. Additionally, Mr. Oakes holds an intimate knowledge of the Company due to his longevity in the industry and with us.

Charles V. Olson, D.Sc. has been a director of our Company since December 2016 and a member of our scientific advisory board since June 2014.  Since April 2010, he has served at Anthera Pharmaceuticals Inc., where he is currently the Chief Technology Officer. He has also been a Principal Biotechnology Consultant for Compass Biotechnology LLC since 2006. Dr. Olson previously held senior and executive management positions at NGM Bioharmaceuticals Inc, Coherus BioSciences Inc, Nexbio Inc., Cell Genesys, Inc., Biomarin Pharmaceuticals, Inc, and Onyx Pharmaceuticals, Inc. After graduate school, Dr. Olson was a Research Scientist at Kaiser Hospitals, followed by Scientist and Senior Scientist positions at Genentech and Bayer, respectively. He holds a B.A. in biology and chemistry from Westmont College, an M.A. in chemistry from the University of California at Santa Barbara and a D.Sc. in biochemistry. Dr. Olson has extensive scientific, manufacturing operations, process development, and senior management experience in the biopharmaceutical industry.

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Mayank (Mike) D. Sampat has been a director of our Company since August 2012, and serves as the chair of the Audit Committee. Mr. Sampat is an independent consultant providing business services to companies seeking expertise in financial planning and analysis, accounting and financial reporting, M&A transactions support and financial system implementation. He previously held the positions of controller at Precision Toxicology, LLC, a healthcare focused clinical laboratory specializing in providing quantitative drug testing, from February 2015 to May 2016, Zpower, LLC, an emerging manufacturer in the microbattery industry, from June 2012 to September 2014, and Imaging Advantage LLC from September 2010 to June 2012, and the position of Chief Financial Officer for Gamma Medica-Ideas, a supplier of imaging equipment to the medical industry, from September 2007 to June 2010. Mr. Sampat received a BBA in accounting from Bombay University and his MBA in Finance at Mercer University. Mr. Sampat is a seasoned finance and accounting executive, having worked with multiple companies ranging from startups to large Fortune 100 companies.

Vote Required

With regard to the election of directors, votes may be cast “FOR” or “WITHHOLD.” The affirmative vote of a plurality of the votes cast by the holders of our common shares, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required for the election of each of the nominees.

Recommendation

Our Board recommends that shareholders vote “FOR” the election of each of the director nominees identified in Proposal No. 1.

CORPORATE GOVERNANCE

Board Meetings

Our Board held 7 meetings in fiscal year 2016. As shown in the table below, other than Daniel E. Morse, each director attended at least 75% of the aggregate number of meetings of the Board held during the period for which such director served on our Board. Our directors are encouraged, but not required, to attend annual meetings. Other than Daniel E. Morse, all of our directors attended our 2016 annual meeting of shareholders, and all of our directors are expected to attend this Annual Meeting. The table below details the attendance of Board members at director and committee meetings during the fiscal year ended September 30, 2016.

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Nominating
	Board	Audit	Compensation	and Governance
Name of Director	(7 Meetings)	(5 Meetings)	(1 Meeting)	(1 Meeting)

Tessie M. Che, Ph.D.	7 attended	N/A	N/A	N/A
David L. Hill, Ph.D.	7 attended	5 attended	1 attended	1 attended
Daniel E. Morse, Ph.D.	3 attended	N/A	N/A	N/A
Frank R. Oakes	7 attended	N/A	N/A	N/A
Mayank D. Sampat	7 attended	5 attended	1 attended	1 attended

Board Leadership Structure

Our Board does not have a formal policy with respect to the separation of the positions of Chief Executive Officer and Chairman of the Board. Since 2010, Frank Oakes has served as both our Chief Executive Officer and Chairman. The Board has determined that, in light of his extensive experience in our industry, familiarity with our day-to-day operations, in-depth knowledge of the issues, opportunities and challenges facing our Company, and strategic vision for our business, Mr. Oakes’ service as both our Chief Executive Officer and Chairman is appropriate to provide the authority and flexibility necessary for Mr. Oakes to lead our Company.

Although we believe that the combination of the Chief Executive Officer and Chairman roles is appropriate under the current circumstances, we have not established this approach as a policy, and the Board may determine that it is more appropriate to separate the roles in the future.

Role of Board in Risk Oversight Process

Our Board is responsible for overseeing our Company’s risk management and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from committees of the Board and members of senior management to enable our Board to understand the Company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk. The Audit Committee discusses with our independent auditors the major financial risk exposures and the steps management has taken to monitor and mitigate such exposures.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s current and prior business and personal activities and relationships as they may relate to the Company and its management.

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As a result, the Board of Directors has affirmatively determined that Paul Chun, David Hill, Daniel Morse, Charles Olson and Mayank Sampat are “independent directors.” This means that our Board of Directors is composed of a majority of independent directors as required by Nasdaq. The Board of Directors has also affirmatively determined that all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent directors.

Lead Director

On January 8, 2015, our Board created the position of Lead Director. Our Board has yet to designate an existing or new director to serve as our Lead Director. Pursuant to the charter of the Lead Director, the Lead Director shall be an independent, non-employee director designated by our Board who shall serve in a lead capacity to coordinate the activities of the other independent directors, interface with and advise the Chairman of the Board, and perform such other duties as are specified in the charter or as our Board may determine.

Code of Business Conduct and Ethics and Insider Trading Policy

Our Board has adopted a written Code of Business Conduct and Ethics applicable to all directors, officers and employees of the Company. Copies of these policies are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com, and will be provided in print without charge to any shareholder who submits a request in writing to Stellar Biotechnologies, Inc., Investor Relations, 332 E. Scott Street, Port Hueneme, California 93041. Any amendment to and waivers from the Code of Business Conduct and Ethics will be posted on the Company’s website. The Code of Business Conduct and Ethics provides that any waiver thereof may be made only by the entire Board.

Information about our Board Committees

Our Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has adopted written charters for its Audit Committee, its Compensation Committee, and its Nominating and Corporate Governance Committee. Copies of these charters are available on our website at http://ir.stellarbiotechnologies.com and on SEDAR at www.sedar.com and will be provided in print without charge to any shareholder who submits a request in writing to Stellar Biotechnologies, Inc., Investor Relations, 332 E. Scott Street, Port Hueneme, California 93041.

Audit Committee

Composition of the Audit Committee

Our Audit Committee is composed of Paul Chun, David Hill, and Mayank Sampat (chairman). The Audit Committee held 5 meetings in fiscal 2016. Each of the members of the Audit Committee attended 100% of the meetings held by the Audit Committee during the time such directors served as a member of the committee. The purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. In that regard, the Audit Committee assists the Board in monitoring: the integrity of our financial statements; our independent auditor’s qualifications, independence, and performance; the performance of our internal audit function, including our system of internal controls, financial reporting, and disclosure controls; and our compliance with legal and regulatory requirements. To fulfill this obligation and perform its duties, the Audit Committee maintains effective working relationships with the Board, management, and our independent auditor.

The Board has identified Mayank Sampat as its audit committee financial expert. Mr. Sampat is the Chairman of our Audit Committee and has extensive financial experience. He received an MBA in Finance from Mercer University, and has served in several financial positions with other companies, including several years as Chief Financial Officer for a medical equipment manufacturer. All members of the Audit Committee are considered to be “independent” as that term is defined by the Exchange Act, the Nasdaq Listing Rules and Canadian NI 52-110. All members of the Audit Committee are “financially literate” as that term is defined in NI 52-110.

Relevant Education and Experience

A full description of the education and experience of the current members of the Audit Committee is available under the section entitled “Information as to our Board of Directors and Nominees - Biographies and Qualifications” detailed above.

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Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees.

Additional information regarding the audit committee is contained in Item 10 of our Annual Report on Form 10-K, as filed with the SEC on December 14, 2016 and our Annual Information Form for fiscal 2016 as filed on SEDAR.

Compensation Committee

Our Compensation Committee is composed of David Hill (chairman) and Mayank Sampat. The Compensation Committee held 1 meeting in fiscal 2016. Each of the members of the Compensation Committee attended 100% of the meetings held by the Compensation Committee during the time such directors served as a member of the committee. The purpose of the Compensation Committee is to oversee the Board’s responsibilities relating to compensation of our Company’s Chief Executive Officer and our other executive officers. More specifically, the Compensation Committee has the sole authority to determine the Chief Executive Officer’s compensation level based on an evaluation performed, at least annually, in light of the corporate goals and objectives applicable to the compensation of the Chief Executive Officer.

The Compensation Committee has overall responsibility for approving and evaluating all of our compensation plans, policies and programs as such plans, policies and programs affect executive officers. The Compensation Committee also reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, reviews and discusses, at least annually, the relationship between risk management policies and practices and compensation, and evaluates compensation policies and practices that could mitigate any such risk.

All compensation decisions are made with consideration of the Compensation Committee’s guiding principles to provide competitive compensation for the purpose of attracting and retaining talented executives and employees and of motivating our employees to achieve improved company performance, which ultimately benefits our shareholders. The Compensation Committee has the sole authority to retain and terminate any advisors, including independent counsel, compensation consultants and other advisors to assist as needed, and has sole authority to approve the advisors’ fees, which will be paid by the Company, and the other terms and conditions of their engagement. The Compensation Committee considers input and recommendations from our Chief Executive Officer, whom shall not be present during any committee deliberations with respect to his or her compensation, and outside compensation consultants in connection with its review of our Company’s compensation programs and its annual review of the performance of the other executive officers.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of David Hill and Mayank Sampat. The Nominating and Corporate Governance Committee held 1 meeting in fiscal 2016. Each of the members of the Nominating and Corporate Goverance Committee attended 100% of the meetings held by the Nominating and Corporate Governance Committee during the time such directors served as a member of the committee. The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become Board members; recommend to the Board individuals to serve as directors; advise the Board with respect to Board composition, procedures and committees; develop, recommend to the Board and annually review a set of corporate governance principles applicable to the Company; and oversee any related matters required by the federal securities laws and the Nasdaq continued listing requirements.

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Process for Identifying and Evaluating Potential Director Nominees. The Nominating and Corporate Governance Committee will identify, evaluate and recommend candidates to become members of our Board with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial expertise. It will consider persons identified by its members, management, shareholders, investment bankers and others for nomination to the Board. Candidates, whether identified by the Nominating and Corporate Governance Committee or proposed by shareholders, will be reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our shareholders. Although the Nominating and Corporate Governance Committee does not have a formal diversity policy concerning membership of the Board, it does consider diversity in its broadest sense when evaluating candidates, including persons diverse in gender, ethnicity, experience, and background.

Process for Shareholder Nominations. The Board has approved an advance notice policy, which was subsequently approved by our shareholders at our 2014 annual meeting of shareholders, that requires advance notice be given to us in certain circumstances where nominations of persons for election to the Board are made by our shareholders. Shareholders who wish to recommend a candidate for election to the Board should send their letters to our Corporate Secretary at 332 E. Scott Street, Port Hueneme, California 93041.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting. However, in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the fifteenth day following the day on which the first public announcement of the date of the special meeting was made.

Each of the nominees up for election at the Annual Meeting was recommended to the Board by the Nominating and Corporate Governance Committee.

Shareholder Communications with the Board of Directors

If you wish to communicate with the Board, you may send your communication in writing to our Corporate Secretary at our executive offices located at 332 E. Scott Street, Port Hueneme, California 93041. Please include your name and address in the written communication and indicate whether you are a shareholder. Our Corporate Secretary will review any communication received from a shareholder, and all material communications from shareholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Executive Officers

Biographical information pertaining to Mr. Oakes, who is a director and an executive officer, may be found in the above section entitled “Information as to our Board of Directors and Nominees.” The executive officers serve at the pleasure of our Board of Directors.

Name	Age	Position(s) Held	Date of Appointment
Frank R. Oakes	66	President, Chief Executive Officer and Chairman of our Board of Directors	April 9, 2010
Kathi Niffenegger, CPA	59	Chief Financial Officer and Corporate Secretary	November 1, 2013
Gregory T. Baxter, Ph.D.	57	Executive Vice President of Corporate Development	December 1, 2016

Kathi Niffenegger, CPA was appointed Chief Financial Officer in November 2013 and Corporate Secretary in June 2013. She initially joined Stellar in May 2012 as Controller, after previously serving as the company’s outside Certified Public Accountant for more than 12 years. Ms. Niffenegger has more than 30 years of experience in accounting and finance in a range of industries. She held positions of increasing responsibility in the audit division of Glenn Burdette CPAs from 1988 to 2012 and served most recently as technical partner. She obtained CFO experience at Martin Aviation, and began her career at Peat, Marwick, Mitchell & Co. (now KPMG LLP). Ms. Niffenegger has held leadership roles for audits of manufacturing, aquaculture, pharmaceutical and governmental grant clients, and developed specific expertise in cost accounting systems and internal controls. Ms. Niffenegger holds a B.S. degree in Business Administration, Accounting from California State University, Long Beach and is a member of the American Institute of Certified Public Accountants (AICPA).

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Gregory T. Baxter, Ph.D. joined the Company’s executive management team in December 2016 following his service on the Company’s Board of Directors, which he joined in August 2012. Dr. Baxter has served as an executive and scientist for several biotechnology corporations and foundations. Since 2001, Dr. Baxter has been a Senior Scientist in the Department of Clinical Drug Development for CCS Associates Inc., a scientific research consulting firm specializing in technical and support services for clinical research, design strategies for preclinical studies, chemical information sciences and research and development support for translational science. His prior experience includes serving as Program Director for the National Science Foundation (NSF) Division of Industrial Innovation and Partnerships, Founder and CSO of Hurel Corporation, Founder and CEO of Aegen Biosciences and Research Scientist for Molecular Device Corporation. He also serves as Adjunct Associate Professor at Cornell University in the College of Chemical Engineering and on the Founders Board of Stanford University's StartX Med Program. Dr. Baxter received his B.A. and Ph.D. in Biochemistry/Molecular Biology from University of California, Santa Barbara.

Executive Compensation

Our proxy disclosure has been prepared to comply with U.S. and Canadian proxy disclosure requirements, including certain executive compensation disclosure rules applicable to emerging growth companies under the SEC rules and the JOBS Act.

Named Executive Officers

For the purposes of this proxy statement, a named executive officer (“NEO”) of the Company means each of the following individuals:

(a)	“CEO” means an individual who acted as chief executive officer of the Company, or acted in a similar capacity, for any part of the most recently completed financial year;

(b)	“CFO” means an individual who acted as chief financial officer of the Company; or acted in a similar capacity, for any part of the most recently completed financial year;

(c)	each of the Company’s three most highly compensated executive officers, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $100,000, in accordance with Instructions to Item 402(a)(3) of Regulation S-K, during the fiscal year ended September 30, 2016; and

(d)	each individual who would be a NEO under paragraph (c) above but for the fact that the individual was neither an executive officer of the Company, or its subsidiaries, nor acting in a similar capacity, at the end of that financial year.

Our named executive officers for 2016 were Frank R. Oakes, CEO, President and Executive Chairman of our Board of Directors; Kathi Niffenegger, CPA, CFO and Corporate Secretary; Catherine Brisson, Ph.D., our former Chief Operating Officer until October 2016; and Mark McPartland, our former Vice President of Corporate Development and Communications until September 2016.

Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis is to provide information about the Company’s executive compensation objectives and processes and to discuss compensation decisions relating to its NEOs.

The Compensation Committee of our Board of Directors has the responsibility to review, determine and approve the compensation for our executive officers. Further, the Compensation Committee oversees our overall compensation strategy, including compensation policies, plans and programs that cover all employees.

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This Compensation Discussion and Analysis sets forth a discussion of the compensation for our NEOs as well as a discussion of our philosophies underlying the compensation for our NEOs and our employees generally.

Additional information about our operations is available at our website www.stellarbiotechnologies.com, and in our Annual Report, including audited financial statements for the year ended September 30, 2016, which are available for viewing through the internet on SEDAR, which can be accessed at www.sedar.com and on EDGAR at www.sec.gov.

Compensation Objectives and Principles

Compensation plays an important role in achieving short and long-term business objectives that ultimately drive business success. The primary goal of the Company’s executive compensation program is to attract and retain the key executives necessary for the Company’s long-term success, to encourage executives to further the development of the Company and our operations, and to motivate top quality and experienced executives. The key elements of the executive compensation program are: (i) base salary; (ii) potential annual incentive awards (bonuses); and (iii) incentive stock options. Compensation is designed to reward achievement of corporate initiatives that support our long-term strategic and business plans. The Compensation Committee is of the view that all elements of the total program should be considered, rather than any single element.

Compensation Process

The Compensation Committee and the Board are responsible for determining long-term incentive in the form of share options to be granted to the NEOs and directors of the Company and for any other officers of the Company from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining the compensation of the Company’s NEOs, directors and officers, the Compensation Committee considers: (i) recruiting and retaining executives critical to the success of the Company and the enhancement of shareholder value; (ii) providing fair and competitive compensation; (iii) balancing the interests of management and the Company’s shareholders; and (iv) rewarding performance, both on an individual basis and with respect to operations in general.

Accordingly, the Compensation Committee relies on a number of factors including input gained through various discussions and considering any formal objectives, criteria or analysis, in determining the compensation of its executive officers, as well as employees and consultants. The Compensation Committee ensures that the total compensation paid to all NEOs and directors is fair and reasonable and is consistent with the Company’s compensation philosophy.

To determine fiscal 2016 and 2015 compensation payable to the Chief Executive Officer, the Compensation Committee reviewed compensation paid to individuals acting in a similar position of companies in the biotechnology industry with 100 or less full-time employees, in the Los Angeles metropolitan area. The Compensation Committee determined an appropriate compensation level reflecting the need to provide incentive and compensation for the time and effort expended by the individual, while taking into account various sales, product development, regulatory, aquaculture, R&D and corporate/financial developments of the Company. The Compensation Committee did not use any benchmarking comparisons to specific companies. The same process was followed for all NEOs other than the CEO, except that the CEO provided input on the performance of those NEOs relative to agreed upon corporate initiatives for the year.

The Compensation Committee was formed in March 2013. Prior to the appointment of the Compensation Committee, the Board as a whole was responsible for determining the fiscal 2012 and prior compensation for the Chief Executive Officer.

The Board of Directors had also previously authorized the Chief Executive Officer to set compensation for officers and employees of the Company, in lieu of a formal compensation committee, up to a maximum salary of $185,000 annually, without further approval by the Board or any committee thereof. The Board retained authority to approve compensation for any officer or employee of the Company in excess of an annual salary of $185,000 and for compensation payable to any director.

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Base Salary

Base salary is the amount of compensation paid before adding allowances, incentives or bonuses. It recognizes the contribution of employees, level of experience, education and abilities, all while remaining competitive in the market place. Base salary for each employee and executive officer's position is primarily determined with regard for the employee's responsibilities, individual performance and overall corporate performance, which determination may include review by the Compensation Committee of such executive officer’s self-assessment with regards to achievement of his or her performance relative to such guidelines and factors over the course of the prior fiscal year. The determination of base salary is also supplemented through the assessment of the market environment, conditions and competitiveness.

Base salary is reviewed annually by the Compensation Committee.

Cash Incentives/Bonuses

The Compensation Committee will consider whether it is appropriate and in the best interests of the Company to award a discretionary cash bonus to the NEOs and if so, in what amount. A cash bonus may be awarded to reward extraordinary performance that has led to increased value for shareholders through reaching certain business development milestones, the expansion of aquaculture infrastructure, the price of our common shares, capital raising efforts or achieving satisfaction of predetermined and agreed upon corporate initiatives and performance criteria. Demonstrations of extraordinary personal commitment to the Company’s interests, continuity and industry may also be rewarded through a cash bonus.

Option Based Awards

Long-term incentive in the form of options to purchase common shares of the Company are intended to align the interests of the Company’s directors, officers and NEOs with those of its shareholders, to provide a long term incentive that rewards these individuals for their contribution to the creation of shareholder value, and to reduce the cash compensation the Company would otherwise have to pay. This approach is based on the assumption that the performance of the Company’s common share price over the long term is an important indicator of long term performance.

The Compensation Committee and the Board of Directors are responsible for making recommendations for the grant of incentive stock options to the NEOs. The Compensation Committee considers previous grants of options and the overall number of options that are outstanding relative to the number of outstanding common shares in determining whether to make any new grants of options and the size and terms of any such grants, as well as the level of effort, time, responsibility, ability, experience and level of commitment of the individual. The Chief Executive Officer is authorized by the Board to determine the allocation of share options to be granted to non-executive officers, employees and consultants, such recommendation to be approved by the Compensation Committee or the full Board of Directors prior to grant.

Group Insurance and Benefits

The Board of Directors approved a Group Insurance Plan extended to all officers and employees of the Company resident in the United States. The plan was adopted to provide security to employees and their dependents pertaining to health and welfare risks. The plan premiums are paid by the Company and coverage includes health and dental benefits.

Risks Associated with Compensation Policies and Practices

The Company’s compensation policies and practices are intended to align management incentives with the long-term interests of the Company and its shareholders. In each case, the Company seeks an appropriate balance of risk and reward. Practices that are designed to avoid inappropriate or excessive risks include (i) financial controls that provide limits and authorities in areas such as capital and operating expenditures to mitigate risk taking that could affect compensation, (ii) balancing base salary and variable compensation elements, (iii) spreading compensation across short and long-term programs, (iv) vesting of share options over a period of time, and (v) granting deference to the Compensation Committee to evaluate and implement risk-mitigating compensation policies.

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Financial Instruments

The Company does not currently have a policy with respect to whether or not a NEO or director is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Performance Graph

The following performance graph and related information shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

The graph set forth below compares the cumulative total return of our common shares to the Nasdaq Composite Index and the Nasdaq Biotechnology Index based on the period from August 31, 2011 through the Company’s fiscal year end on September 30, 2016. The graph assumes $100 was invested on August 31, 2011 in our common shares and in each of the comparative indices and assumes reinvestment of dividends, if any.

The comparisons shown in the graph below are based on historical data. We caution that the stock price performance showing in the graph below is not necessarily indicative of, nor is it intended to forecast, the potential future performance of our common shares. Information used in the graph was obtained from S&P Capital IQ, a source believed to be reliable, but we are not responsible for any errors or omissions in such information. Please also note that, due to the fact that the graph begins in August and includes a transition period resulting from a change in fiscal year-end, the horizontal segments of the graph do not represent equal time intervals.

As executive compensation is not directly linked to share price performance, except as set forth in the section entitled “Compensation Discussion and Analysis,” we do not expect there to be any correlation between the trend in total shareholder return and the trend in executive compensation over the period covered by the graph below.

	8/31/11	8/31/12	8/31/13	8/31/14	9/30/15	9/30/16
Stellar Biotechnologies, Inc.	$100	$60.71	$253.73	$288.17	$115.99	$43.50
Nasdaq Composite Index	$100	$120.26	$142.81	$184.44	$188.33	$219.26
Nasdaq Biotechnology Index	$100	$141.71	$202.24	$289.21	$316.85	$302.65

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Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to the named executive officers during the fiscal year ended September 30, 2016.

Summary Compensation Table

Name and Principal Position	Year		Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($)		Total ($)
Frank R. Oakes,	2016		$250,100	$120,000	$-	$59,737	(2)	429,837
President, Chief Executive	2015		240,000	90,000	-	25,643		355,643
Officer and Chairman of our	2014	(8)	222,273	180,000	-	21,435		423,708
Board of Directors

Kathi Niffenegger, CPA,	2016		196,560	47,250	61,147	19,003	(3)	323,960
Chief Financial Officer and	2015		189,000	27,000	106,287	17,320		339,607
Corporate Secretary	2014	(8)	175,000	-	162,891	15,080		352,971

Mark McPartland	2016		214,978	46,350	122,294	13,014	(5)	396,636
Vice President of Corporate	2015		185,400	5,400	-	7,150		197,950
Development and Communications (4)	2014	(8)	139,773	-	162,891	282		302,946

Catherine Brisson, Ph.D.,	2016		173,628	47,700	61,147	12,863	(7)	295,338
Chief Operating Officer (6)	2015		190,800	18,000	-	13,989		222,789
	2014	(8)	178,333	-	162,891	11,370		352,594

(1)	Represents the aggregate grant date fair value of the stock option award granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 9 to our audited consolidated financial statements for the year ended September 30, 2016 included in our Annual Report.

(2)	Represents (i) $35,516 in patent royalties paid by the Company, (ii) $16,271 in health insurance and (iii) $7,950 in 401(k) Company contributions.

(3)	Represents (i) $11,789 in health insurance and (ii) $7,214 in 401(k) Company contributions.

(4)	Mr. McPartland’s employment with the Company ended in September 2016.

(5)	Represents (i) $5,725 in health insurance and (ii) $7,289 in 401(k) Company contributions.

(6)	Dr. Brisson’s employment with the Company ended in October 2016.

(7)	Represents (i) $6,991 in health insurance and (ii) $5,862 in 401(k) Company contributions.

(8)	This period reflects the fiscal year ended August 30, 2014. On June 3, 2014, the Company’s Board of Directors approved a change in the Company’s fiscal year end from August 31 to September 30 of each year, with effect from September 1, 2014. As a result, the Company had a one-month transition period from September 1, 2014 to September 30, 2014 (the “Transition Period”). Other than the regular monthly base salary then in effect for each NEO, there was no additional compensation paid during the Transition Period.

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Employment Agreements

We do not have employment agreements currently in effect with any of our named executive officers. Like our other employees, our executives are eligible for annual salary increases and discretionary equity grants.

Performance Share Plan

Under the merger agreement between CAG Capital Inc. (our predecessor) and Stellar Biotechnologies Inc., a California corporation, entered into on April 7, 2010, we allotted 1,000,000 common shares (the “Performance Shares”) under a performance share plan (the “Plan”). The purpose of the Plan was to encourage the development of our products and business by distributing shares to key management, employees, and consultants upon the meeting of certain milestones. These milestones were set as follows:

1.	Completion of method development for commercial-scale manufacture of IMG KLH with applicable good GMP as a pharmaceutical intermediate, evidenced by completion of three GMP lots meeting all quality and product release specifications required for stability studies and process validation;

2.	Compilation and regulatory submittal of all required CMC data compiled in CTD format and evidenced by filing as a DMF with the USFDA; and

3.	Completion of preclinical toxicity and immunogenicity testing of IMG KLH and Subunit KLH in rodent and non-rodent species as evidenced by acceptance by study protocols and completion reports available to support customer United States FDA and EMEA filings.

As each milestone was met as determined by our Board of Directors, one-third of the Performance Shares were available to be released to the Plan members. In January 2011, it was determined that Milestone No. 3 was successfully completed and the Board authorized the issuance of an aggregate of 333,334 Performance Shares to all participants in the Plan. In August 2012, the Board determined that Milestones No. 1 and 2 had been met and authorized the issuance of an aggregate of 131,313 Performance Shares to the non-director participants in the Plan. The Board did not take any action at that time on the issuance of shares to the participants of the Plan who were also directors of the Company. No action was taken regarding the Plan in fiscal 2013. In December 2013, we issued 151,515 common shares to a former director of the Company named as an eligible participant in the Plan.

Mr. Oakes, our Chief Executive Officer and Chairman of the Board, and Dr. Morse, our director, are eligible participants in the Plan. 235,690 and 134,680 shares, respectively, are reserved for future issuance to Mr. Oakes and Dr. Morse under the Plan. No other named executive officer or director is eligible to participate in the Plan.

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Outstanding Equity Awards at 2016 Fiscal Year-End

The following table summarizes the equity awards made to our named executive officers that were outstanding at September 30, 2016.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable (1)	Option exercise prices ($)		Option expiration date	Value of unexercised in- the-money options ($)	Market or payout value of vested stock awards not paid out or distributed.
Frank R. Oakes	103,500	-	$	CDN2.80	4/9/2017	$27,920	$565,656
	42,560	-		CDN6.50	8/8/2018	-	-
	37,560	-		CDN4.20	4/13/2019	-	-

Kathi Niffenegger, CPA	9,000	-	$	CDN2.90	6/18/2019	1,743	-
	5,000	-		CDN2.50	12/19/2019	2,490	-
	9,000	-		CDN5.80	5/14/2020	-	-
	10,000	-		US18.30	11/1/2020	-	-
	9,000	-		CDN15.20	11/12/2021	-	-
	3,333	6,667		US7.24	12/22/2022	-	-

Catherine Brisson, Ph.D. (2)	7,000	-	$	CDN6.40	10/25/2017	-	-
	7,000	-		CDN4.00	12/22/2018	-	-
	7,500	-		CDN3.70	8/9/2019	-	-
	5,750	-		CDN2.50	12/19/2019	2,864	-
	7,000	-		CDN5.80	5/14/2020	-	-
	10,000	-		US18.30	11/1/2020	-	-
	3,333	6,667		US7.24	12/22/2022	-	-

Mark A. McPartland (3)	10,000	-		US18.40	11/15/2020	-	-
	6,667	-		US7.24	12/22/2022	-	-

(1)	Options granted to the named executive officers are subject to the following vesting schedule: (a) one-third of the option shall vest on the date of grant; (b) one-third of the option shall vest 12 months from the date of grant; and (c) the remaining one-third of the option shall vest 18 months from the date of grant.

(2)	Dr. Brisson’s employment with the Company ended in October 2016.

(3)	Mr. McPartland’s employment with the Company ended in September 2016.

There was no value of incentive plan awards vested or earned during the year ended September 30, 2016 for named executive officers.

Outstanding Equity Awards Narrative Disclosure

Fixed Share Option Plan

Our 2013 Fixed Share Option Plan is comprised of 1,000,000 options to purchase our common shares. The purpose of the 2013 Fixed Share Option Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of common shares of the Company. Our Board is responsible for the general administration of the Fixed Share Option Plan and the proper execution of its provisions, its interpretation and the determination of all questions arising thereunder. Specifically, the Board has the power to, among other things:

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·	allot common shares for issuance in connection with the exercise of options;

·	grant options;

·	amend, suspend, terminate or discontinue the plan; and

·	delegate all or a portion of its administrative powers as it may determine to one or more committees.

Options may be awarded to our directors, officers, employees and consultants.

Options to purchase 539,103 common shares at prices ranging from CDN$2.50 to CDN$18.70 and $2.22 to $18.40 are outstanding at September 30, 2016.

Options issued during fiscal 2016 to employees and consultants under the Fixed Share Option Plan totaled 56,300 options to purchase common shares, at exercise prices ranging from $2.22 to $7.24.

Grants of Plan-Based Awards in Fiscal 2016

The following table provides information regarding grants of plan-based awards to our named executive officers during fiscal year 2016.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)(2)

Kathi Niffenegger, CPA	12/22/15	10,000	$7.24	$61,147
Catherine Brisson, Ph.D. (3)	12/22/15	10,000	7.24	61,147
Mark McPartland (4)	12/22/15	20,000	7.24	122,294

(1)	The option awards were issued under our 2013 Fixed Share Option Plan, and vest in thirds beginning December 2015.

(2)	Represents the aggregate grant date fair value of the stock option award granted in the covered fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated for the covered fiscal year on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 9 to our audited consolidated financial statements for the year ended September 30, 2016 included in our Annual Report.

(3)	Dr. Brisson’s employment with the Company ended in October 2016.

(4)	Mr. McPartland’s employment with the Company ended in September 2016.

Retirement Benefits

We have established a 401(k) plan to provide retirement benefits to eligible executive officers and employees. Employees may enter the plan after they have been employed by us for at least three consecutive months. Under the plan, we contribute a flat non-elective contribution of 3% of eligible compensation for each plan participant at the end of the fiscal year. Any Company contributions we made to the plan for our named executive officers are reflected in the “All Other Compensation” column of the Summary Compensation Table above.

Other than the funds contributed under our 401(k) plan, no other funds were set aside or accrued by us during fiscal 2016 to provide pension, retirement or similar benefits for our named executive officers.

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Director Compensation

Directors who are also our officers are not separately compensated for their service as directors. The following table sets forth information regarding the compensation of our non-employee directors for the fiscal year ended September 30, 2016.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Gregory T. Baxter, Ph.D. (1)	$6,850	$6,850
Tessie M. Che, Ph.D.	4,400	4,400
David L. Hill, Ph.D.	6,500	6,500
Daniel E. Morse, Ph.D.	1,700	1,700
Mayank D. Sampat	6,850	6,850

(1)	Dr. Baxter resigned from the Board of Directors effective December 1, 2016 when he began employment as an executive officer.

Narrative to Director Compensation Table

Non-Employee Director Compensation Policy

Pursuant to our non-employee director compensation policy, non-employee directors receive $1,000 for each Board meeting attended in person and $350 for each Board meeting attended by telephone. Members of Board committees also receive $350 for each committee meeting attended. Non-executive directors may also receive share option awards at the discretion of the Board of Directors. No options were awarded to the Company’s non-executive directors in fiscal year 2016.

Non-Employee Directors on our Scientific Advisory Board

Dr. Morse and Dr. Olson are members of our Scientific Advisory Board. As compensation for their services, the members of our Scientific Advisory Board receive certain advisory fees and expense reimbursements. Dr. Baxter was a member of our Scientific Advisory Board until December 1, 2016, when he resigned from the Scientific Advisory Board simultaneously with the effective date of his employment as an executive officer of the Company. During fiscal 2016, we paid an aggregate of $4,950 to Dr. Baxter, $6,200 to Dr. Morse and $12,250 to Dr. Olson for their services as members of our Scientific Advisory Board and such amounts are not reflected in the Director Compensation table above.

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Outstanding Equity Awards at 2016 Fiscal Year-End

The following table summarizes the equity awards made to our directors that were outstanding at September 30, 2016.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Option exercise prices ($)		Option expiration date	Value of unexercised in- the-money options ($)	Market or payout value of vested stock awards not paid out or distributed.
Gregory T. Baxter, Ph.D. (2)	7,000	$	CDN3.70	8/16/2019	$-	$-
	1,250		CDN15.20	11/12/2021	-	-

Tessie M. Che, Ph.D.	7,000		US18.30	11/1/2020	-	-

David L. Hill, Ph.D.	2,500		CDN6.50	8/8/2018	-	-
	2,500		CDN4.20	4/13/2019	-	-
	2,500		US18.30	11/1/2020	-	-
	2,500		CDN8.90	6/10/2022	-	-

Daniel E. Morse, Ph.D.	28,000		CDN2.80	4/9/2017	7,553	323,232
	12,050		CDN6.50	8/8/2018	-	-
	12,050		CDN4.20	4/13/2019	-	-
	2,500		CDN8.90	6/10/2022	-	-

Mayank D. Sampat	7,000		CDN03.70	8/16/2019	-	-

(1)	Options granted to directors are subject to the following vesting schedule: (a) one-third of the option shall vest on the date of grant; (b) one-third of the option shall vest 12 months from the date of grant; and (c) the remaining one-third of the option shall vest 18 months from the date of grant.

(2)	Dr. Baxter resigned from the Board of Directors effective December 1, 2016 when he began employment as an executive officer.

There was no value of incentive plan awards vested or earned during the year ended September 30, 2016 for directors.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee during the fiscal year ended September 30, 2016 were Gregory Baxter, David Hill (chairman), and Mayank Sampat.

None of the individuals who served as a member of the Compensation Committee during fiscal 2016 was at any time during fiscal 2016 an officer or employee of our Company.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides certain information as of September 30, 2016 about our common shares that may be issued under our equity compensation plans:

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Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,804,729	$4.74	357,897
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,804,729	$4.74	357,897

Certain Relationships and Related Transactions

Patent Royalty Agreement

On August 14, 2002, through our California subsidiary, we entered into an agreement with Frank Oakes, our Chief Executive Officer, where he would receive royalty payments in exchange for the assignment of his rights to U.S. Patent No. 6,852,338 to us. The royalty is 5% of gross receipts from products using this invention in excess of $500,000 annually. Our current operations utilize this invention. Patent royalties of $35,516 and $1,495 were paid to Mr. Oakes for the years ended September 30, 2016 and 2015, respectively.

Amaran Agreement

In December 2013, we entered into a collaboration agreement (the “Amaran Agreement”) with Amaran Biotechnology, Inc. (“Amaran”) to develop and evaluate methods for Amaran’s potential manufacture of the OBI-822 active immunotherapy using our GMP grade Stellar KLH™.

Revenues received from Amaran under the Amaran Agreement totaled $32,000 and $180,000 during the fiscal years ended September 30, 2016 and 2015. The Amaran Agreement also provides for Amaran to pay us fees for certain expenses and costs associated with the collaboration. Subject to certain conditions and timing, the terms of the collaboration with Amaran also provide for the possible negotiation of a commercial supply agreement for Stellar KLH™ in the future. The Amaran Agreement expired by its terms on December 7, 2015.

Tessie Che, a member of our Board, currently serves as General Manager and chair of the board of directors of Amaran.

Policies and Procedures for Review of Related Party Transactions

The Audit Committee reviews, approves and oversees any transaction between us and any “related person” (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations, on an ongoing basis. Under these policies and procedures, the Audit Committee is to be informed of transactions subject to review before their implementation. The procedures establish our practices for obtaining and reporting information to the Audit Committee regarding such transactions on a periodic and an as-needed basis. The policy provides that such transactions are to be submitted for approval before they are initiated but also provides for ratification of such transactions. No director who is interested in a transaction may participate in the Audit Committee’s determinations as to the appropriateness of such transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our directors, executive officers, and greater-than-10% shareholders file reports with the SEC on their initial beneficial ownership of our common shares and any subsequent changes. To our knowledge, based solely on a review of copies of such reports furnished to us by our officers and directors, we believe that, during the fiscal year ended September 30, 2016, no person required to file reports under Section 16(a) of the Exchange Act failed to file such reports on a timely basis during such fiscal year.

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Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information as of January 26, 2017, with respect to the beneficial ownership of our common shares by: (1) all of our directors; (2) our named executive officers listed in the Summary Compensation Table; (3) all of our current directors and executive officers as a group; and (4) each person known by us to beneficially own more than 5% of our outstanding common shares.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common shares that they beneficially own, subject to applicable community property laws.

Common shares subject to options or warrants currently exercisable or exercisable within 60 days of January 26, 2017 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. The percentage ownership of our common shares of each person or entity named in the following table is based on 10,136,258 common shares outstanding as of January 26, 2017.

Directors and Officers

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Frank R. Oakes	332,397	(2)	3.2%
Kathi Niffenegger, CPA	52,000	(3)	*
Catherine Brisson, Ph.D. (4)	59,718	(5)	*
Mark A. McPartland (6)	10,000	(7)	*
Gregory T. Baxter, Ph.D.	8,250	(8)	*
Tessie M. Che, Ph.D.	7,833	(9)	*
Paul Chun	-		*
David L. Hill, Ph.D.	12,833	(10)	*
Daniel E. Morse, Ph.D.	151,942	(11)	1.5%
Charles V. Olson, D.Sc.	1,250	(12)	*
Mayank D. Sampat	7,833	(13)	*

All directors and executive officers as a group (11 persons)	644,056	(14)	6.1%

*  Percentage of shares beneficially owned does not exceed one percent.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Stellar Biotechnologies, Inc., 332 E. Scott Street, Port Hueneme, California 93041.

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(2)	This amount includes (i) 183,620 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017; and excludes (ii) 20,867 common shares and 5,400 common shares issuable upon the exercise of outstanding options currently exercisable or exercisable within 60 days of January 26, 2017 which are held by Mr. Oakes’ spouse who has sole voting and dispositive power over the securities, and as to which Mr. Oakes disclaims beneficial ownership. Mr. Oakes does not have the power to vote or dispose of, or to direct the voting or disposition of, the shares held by his spouse, or with respect to any shares acquired under her outstanding options.

(3)	Represents 52,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(4)	Dr. Brisson’s employment with the Company ended in October 2016.

(5)	This amount includes 44,250 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(6)	Mr. McPartland’s employment with the Company ended in September 2016.

(7)	Represents 10,000 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(8)	Represents 8,250 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(9)	Represents 7,833 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(10)	This amount includes 10,833 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(11)	This amount includes 55,433 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(12)	Represents 1,250 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(13)	Represents 7,833 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

(14)	This amount includes 381,302 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of January 26, 2017.

Shareholders Known by Us to Own 5% or More of Our Common Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Beneficially Owned
Ernesto Echavarria Blvd. Anaya 1225 Culiacan Sinaloa, Mexico 80040	1,411,310		13.9%
Anson Investments Master Fund LP (1) 5950 Berkshire Lane, Suite 210 Dallas, TX 75225	783,700	(2)	7.7%

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(1)	Voting and investment power over the shares held by Anson Investments Master Fund LP is exercised by the co-investment advisors to Anson Investments Master Fund LP. The co-investment advisors of Anson Investments Master Fund LP consist of Frigate Ventures LP (d/b/a Anson Group), a Texas limited partnership, and M5V Advisors Inc. (d/b/a Anson Group Canada), an Ontario, Canada Corporation. As the general partner of Frigate Ventures LP, Admiralty Advisors LLC, a Texas limited liability company, may direct the vote and disposition of the common shares held by Anson Investments Master Fund LP. As the principal of Frigate Ventures LP and Admiralty Advisors, LLC, Bruce R. Wilson may direct the vote and disposition of the common shares held by Anson Investments Master Fund LP. As directors of M5V Advisors Inc., Adam Spears and Moez Kassam may each direct the vote and disposition of the common shares held by Anson Investments Master Fund LP.

(2)	This amount excludes 632,813 common shares issuable upon the exercise of warrants (the “Anson Warrants”), which are currently exercisable. The Anson Warrants, pursuant to their terms, may not be exercised to the extent such exercise would cause the holder, together with its affiliates and attribution parties, to beneficially own a number of common shares which would exceed 4.99% of our then outstanding common shares following such exercise, excluding for purposes of such determination common shares issuable upon exercise of such warrants which have not been exercised.

Audit Committee Report

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

The Audit Committee reviews our financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. In addition, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to us is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended September 30, 2016, for filing with the SEC.

The foregoing report has been furnished by the members of the Audit Committee.

Mayank D. Sampat, Chairman
Paul Chun

David L. Hill

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PROPOSAL NO. 2

APPOINTMENT OF AUDITORS

The Audit Committee has selected Moss Adams LLP as our auditors and independent registered public accounting firm for the year ending September 30, 2017, and the Board has ratified such appointment. The Board has directed that a resolution to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year, be presented to our shareholders for approval at the Annual Meeting.

Representatives of Moss Adams LLP are expected to be at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions

Independent Registered Public Accounting Firm Fees and Services

The following table shows the aggregate fees paid or accrued for audit and other services provided for the years ended September 30, 2016 and 2015 rendered by Moss Adams LLP.

Type of Service	Fiscal Year 2016	Fiscal Year 2015

Audit Fees	$238,000	$194,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$238,000	$194,000

Audit Fees consisted of fees incurred for professional services rendered for audits of the years ended September 30, 2016 and 2015 and include procedures related to registrations and offerings.

Pre-Approval Policies and Procedures

The Audit Committee is directly responsible for the appointment, compensation and oversight of our auditors. It has established procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee also has the authority and the funding to engage independent counsel and other outside advisors.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and rules issued by the Securities and Exchange Commission, our Audit Committee Charter includes a procedure for the review and pre-approval of all audit and permitted non-audit and tax services, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the Commission rules promulgated thereunder, that may be provided by our independent auditor or other registered public accounting firms. The procedure requires that all proposed engagements of the auditor for audit and permitted non-audit services are submitted to the Audit Committee for approval prior to the beginning of any such services. The Audit Committee pre-approved 100% of the audit services performed by our independent registered public accounting firm for the fiscal year ended September 30, 2016.

Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to appoint Moss Adams LLP as our auditors and independent registered public accounting firm for the ensuing year.

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Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 2.

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PROPOSAL NO. 3

APPROVAL AND ADOPTION OF 2017 INCENTIVE COMPENSATION PLAN

The Company seeks shareholder approval of the Stellar Biotechnologies, Inc. 2017 Incentive Compensation Plan (the “Restated Plan”). On December 8, 2013, our Board approved the Stellar Biotechnologies, Inc. 2013 Fixed Share Option Plan, which was ratified by our shareholders on February 13, 2014 (the “Prior Plan”). The Prior Plan amended and restated the Fixed Share Option Plan originally approved by our Board on September 4, 2009, and amended on December 13, 2011, which was ratified by our shareholders on January 17, 2012. The Restated Plan is an amendment and restatement of the Prior Plan, the terms and conditions of which are superseded hereby. The Restated Plan is intended to be used to make future awards that were previously made under the Prior Plan, to modernize the Company’s incentive award grant practices in light of current market practices and to set forth the principles our shareholders expect us to adhere to in designing and administering employee and director compensation programs.

Background

On January 27, 2017, our Board adopted the Restated Plan, subject to approval by our shareholders. The date on which our Board approved the Restated Plan is referred to below as the “effective date.” If approved by our shareholders, the Restated Plan (described in detail below) will become effective as of the effective date. If the Restated Plan is not approved by our shareholders, the Prior Plan will continue in existence in its current state. As of the date of this proxy statement, no awards have been granted pursuant to the terms of the Restated Plan.

As of January 27, 2017, we had 329,730 shares remaining available for future grants under the Prior Plan. The number of options outstanding under the Prior Plan as of January 27, 2017 was 567,270 with a weighted average exercise price of $4.88 per share and weighted average remaining term of 2.41 years. We have never awarded full value awards (e.g., restricted share awards) under the Prior Plan and there are no full value awards outstanding under the Prior Plan as of January 27, 2017.

If the shareholders approve the Restated Plan, the number of common shares available for issuance under the Restated Plan on or after the date the shareholders approve the Restated Plan would be 700,000 shares, plus any shares remaining available for delivery under the Prior Plan on the effective date.

If, any shares subject to (i) any award under the Restated Plan, or any awards granted under the Prior Plan, are forfeited, expire or otherwise terminate without issuance of such shares, or (ii) any award under the Restated Plan, or any award granted under the Prior Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, or termination, cash settlement or non-issuance, again be available for delivery with respect to awards under the Restated Plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share if the share was subject to an option, and as 1.5 shares if such share was subject to an award other than an option.

As of January 27, 2017, there were 567,270 shares issuable pursuant to outstanding options under the Prior Plan, any of which might be available for awards under the Restated Plan as described above.

Rationale for the adoption of the Restated Plan

The Board believes that the Restated Plan will advance our long-term success by encouraging share ownership among award recipients. In addition, the Board believes that a fundamental objective of a long-term incentive compensation program is the alignment of management and shareholder interests. The Restated Plan allows for several forms of awards based on the value of our common shares and for the utilization of performance-based vesting targets. The Restated Plan is intended to be used to make future awards that were previously made under the Prior Plan. The Restated Plan is intended to modernize the Company’s incentive award grant practices in light of current market practices and the current size and financial position of the Company. The Restated Plan is also intended to set forth the principles our shareholders expect us to adhere to in designing and administering employee and director compensation programs.

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The Restated Plan is designed to comply with applicable requirements of the Securities Act (including for the registration of common shares issuable under the Restated Plan on a Form S-8 registration statement), listing requirements of the Nasdaq Stock Market, LLC (“Nasdaq”) with respect to those shares, and other applicable requirements established by law or regulation.

Shareholder approval of the Restated Plan is required (i) for purposes of complying with the shareholder approval requirements for the listing of shares on Nasdaq, (ii) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as described below, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for the Restated Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

If our shareholders approve the Restated Plan, we intend to file, pursuant to the Securities Act, a registration statement on Form S-8 to register the common shares available for issuance under the Restated Plan.

Principal Features of the Restated Plan

The principal features of the Restated Plan are as follows (and are set forth more fully below):

•         All officers, directors, employees, and consultants of the Company and its subsidiaries and other designated affiliates, which we refer to as “Related Entities,” are eligible to participate in the Restated Plan;

•         Options, restricted shares and restricted share units (RSUs) are eligible for grants under the Restated Plan;

•         The Restated Plan will be administered by the Compensation Committee of the Board (the “Committee”);

•         Vesting requirements with respect to awards under the Restated Plan are determined by the Committee;

•         No awards under the Restated Plan vest on account of a change in control of the Company if the award is assumed or substituted or otherwise continues after the change in control occurs, unless the Committee otherwise determines in a specific instance, or as otherwise provided in any agreement between a participant and the Company. However, if and only to the extent provided in an award agreement and on such terms and conditions as may be set forth in an award agreement, if a participant’s employment is terminated without “cause” by the Company or for “good reason” by the participant (as those terms are defined in the Restated Plan) within 24 months after the effective date of a change in control of the Company, the participant’s awards become fully vested;

•         The Restated Plan grants the Committee discretion to determine the time when an option no longer may be exercised following a participant’s termination, as set forth in the applicable award agreement;

•         The Restated Plan prohibits the repricing of option awards without approval by the Company’s shareholders; and

•         The Restated Plan limits the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year to $250,000.

Description of the Restated Plan

A copy of the Restated Plan is attached hereto as Annex A and is hereby incorporated into this proxy statement by reference. The following summary of key provisions of the Restated Plan, as well as the other summaries and descriptions relating to the Restated Plan contained elsewhere in this Proposal 3, are each qualified in their entirety by reference to the full text of the Restated Plan.

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Purpose

The purpose of the Restated Plan is to assist the Company and its Related Entities in attracting, motivating, retaining and rewarding high-quality executives and other officers, employees, directors, and consultants of the Company or its Related Entities, by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

Shares Available for Awards; Annual Per-Person Limitations

The number of common shares available for issuance under the Restated Plan on or after the Restated Plan’s effective date is 700,000 shares, plus any shares remaining available for delivery under the Prior Plan on the effective date of the Restated Plan.

If, after the effective date, any shares subject to (i) any award under the Restated Plan or any awards granted under the Prior Plan, are forfeited, expire or otherwise terminate without issuance of such shares, or (ii) any award under the Restated Plan or any award granted under the Prior Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares to which those awards were subject, will, to the extent of such forfeiture, expiration, or termination, cash settlement or non-issuance, again be available for delivery with respect to awards under the Restated Plan.

Any share that again becomes available for delivery pursuant to the provisions described above will be added back as one share if the share was subject to an option, and as 1.5 shares if such share was subject to an award other than an option.

Substitute awards will not reduce the shares authorized for delivery under the Restated Plan or authorized for delivery to a participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Restated Plan and will not reduce the shares authorized for delivery under the Restated Plan; provided, that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its Related Entities prior to such acquisition or combination.

As of January 27, 2017, there were 567,270 shares issuable pursuant to outstanding options under the Prior Plan, any of which might be available for awards under the Restated Plan as described above. On or after the effective date of the Restated Plan, all outstanding awards granted under the Prior Plan will be governed by the terms of the Restated Plan, subject to compliance with all applicable provisions in the Restated Plan, including, without limitation, the prohibition on repricing of outstanding awards without shareholder approval, except to the extent otherwise required under the Prior Plan.

The Restated Plan imposes individual limitations on the amount of certain awards in part with the intention to comply with Section 162(m) of the Code. Under these limitations, in any fiscal year of the Company during any part of which the Restated Plan is in effect, no participant may be granted (i) share options with respect to more than 100,000 common shares, or (ii) restricted shares and/or RSUs, if and to the extent these awards are payable in shares and are intended to qualify as “performance-based compensation” exempt from the deduction limitations imposed under Section 162(m) of the Code, with respect to more than 100,000 common shares, in each case, subject to adjustment in certain circumstances.

The aggregate fair market value of our common shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of shares that may be delivered under the Restated Plan as a result of the exercise of incentive stock options is 1,500,000, subject to certain adjustments.

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Notwithstanding any other provision of the Restated Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any outside director during any single calendar year will not exceed $250,000.

The Committee is authorized to adjust the limitations on the number of common shares available for issuance under the Restated Plan and the individual limitations on the amount of certain awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and will adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) to the extent it deems equitable in the event that any extraordinary dividend or other distribution (whether in cash, common shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Company’s common shares so that an adjustment is appropriate and equitable. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the Restated Plan.

Except with respect to the adjustments referenced in the foregoing paragraph, the Committee is prohibited from taking any of the following actions without approval of the Company’s shareholders: (i) lower the exercise or grant price per share of an option after it is granted, (ii) cancel an option when the exercise price or grant price per share exceeds the fair market value of the underlying shares in exchange for cash or another award (other than in connection with substitute awards), (iii) cancel an outstanding option in exchange for an option with an exercise price that is less than the exercise price or grant price of the original option, or (iv) take any other action with respect to an option that may be treated as a repricing pursuant to the applicable rules of the stock exchange or quotation system on which common shares are listed or quoted (any such action described in (i) - (iv) being referred to as a “Repricing”).

The closing price of one common share of the Company on Nasdaq on January 27, 2017 was $1.92 per share.

Eligibility

The persons eligible to receive awards under the Restated Plan are the officers, directors, employees, and consultants of the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively) are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”). An employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Restated Plan.

As of the record date, January 26, 2017, approximately 35 persons were eligible to participate in the Restated Plan.

Administration

The Restated Plan is to be administered by the Committee, except to the extent (and subject to the limitations set forth in the Restated Plan) the Board elects to administer the Restated Plan, in which case the Restated Plan shall be administered by only those members of the Board who are “independent” members of the Board, as that term is defined under the rules of the stock exchange or quotation system on which common shares are listed or quoted. It is intended that the Committee will be comprised exclusively of independent non-employee directors in accordance with Nasdaq listing requirements, Rule 16b-3 under the Exchange Act and Section 162(m) of the Code. Subject to the terms of the Restated Plan, the Committee is authorized to select eligible persons to receive awards, grant awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the Restated Plan, construe and interpret the Restated Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Restated Plan.

The Committee is permitted to delegate the performance of certain functions, including administrative functions, of the Restated Plan to members of the Board, or our officers or managers, or committees of them. The delegation is required to be accomplished in a manner that does not result in the loss of an exemption under Rule 16b-3 under the Exchange Act for awards or cause awards to “covered employees” that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify.

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Share Options

The Committee is authorized to grant share options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The exercise price per share subject to an option is determined by the Committee, provided that the exercise price per share of an option will be no less than 100% of the fair market value of a common share on the date such option is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a common share on the date such ISO is granted.

For purposes of the Restated Plan, the term “fair market value” means the fair market value of common shares, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a common share as of any given date is the closing sales price per common share as reported on the principal stock exchange or market on which common shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the award is authorized by the Committee) or, if there is no sale on that date, then on the last previous day on which a sale was reported.

The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant); provided, however, that in the event that on the last day of the term of an option, other than an ISO, the exercise of the option would violate an applicable federal, state, local, or foreign law, the Committee may, in its sole and absolute discretion, extend the term of the option for a period of no more than thirty (30) days after the date on which the exercise of the option would no longer violate an applicable federal, state, local, and foreign law, provided that such extension of the term of the option would not cause the option to violate the requirements of Section 409A of the Code. Methods of exercise and settlement and other terms of options are determined by the Committee. The Committee, thus, may permit the exercise price of options awarded under the Restated Plan to be paid in cash, shares, other awards or other property.

Restricted Shares and Restricted Share Units

The Committee is authorized to grant restricted shares and restricted share units (RSUs). A grant of restricted shares is a grant of common shares which may not be sold or disposed of, and which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted shares generally has all of the rights, other than dividend rights, of a shareholder of the Company (including voting rights), unless otherwise determined by the Committee. A participant granted restricted shares will have the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee), if and only to the extent provided in the participant’s award agreement. An award of RSUs confers upon a participant the right to receive common shares or cash equal to the fair market value of the specified number of shares covered by the RSUs, at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership.

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Transferability

Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. Our Compensation Committee, however, may permit awards to be transferred to certain family members, a trust for the benefit of such family members, a partnership, limited liability company or corporation whose partners, members or stockholders are the participant and his or her family members, a foundation in which any participant and his or her family members controls the management of assets, or anyone else approved by it.

Other Terms of Awards

Awards may be settled in the form of cash, common shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, common shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the Restated Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any common shares or other property to be distributed will be withheld (or previously acquired common shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations.

Awards under the Restated Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the Restated Plan, awards under other Company plans, or other rights to payment from the Company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

Acceleration of Vesting; Change in Control

Subject to certain limitations contained in the Restated Plan, including those described in the following paragraph, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award. In the event of a “change in control” of the Company, as defined in the Restated Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option that was not previously vested and exercisable at the time of the change in control will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted share award or RSU award subject only to future service requirements will lapse and such awards will be deemed fully vested; and (iii) any outstanding award subject to achievement of performance goals and conditions under the Restated Plan will be considered to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the change in control of the Company).

Notwithstanding the foregoing or any provision in any award agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the participant and the Company or any Related Entity, each outstanding option, restricted share or RSU will not be accelerated as described above, if either (i) the Company is the surviving entity in the change in control and the award continues to be outstanding after the change in control on substantially the same terms and conditions as were applicable immediately prior to the change in control or (ii) the successor company assumes or substitutes for the applicable award, as determined in accordance with the terms of the Restated Plan. Notwithstanding the foregoing, if and only to the extent provided in an award agreement and on such terms and conditions as may be set forth in an award agreement, in the event a participant’s employment is terminated without “cause” by the Company or any Related Entity or by such successor company or by the participant for “good reason,” as those terms are defined in the Restated Plan, within 24 months following such change in control, each award held by such participant at the time of the change in control will be accelerated as described above.

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Subject to any limitations contained in the Restated Plan, including those described above in the preceding paragraph, relating to the vesting of awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (i) the continuation of the outstanding awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the Restated Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards. The foregoing actions may be taken without the consent or agreement of a participant in the Restated Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, the Committee may not make any adjustment described in this paragraph if doing so would cause any award granted under the Restated Plan to participants designated by the Committee as “covered employees” and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.” In addition, without the approval of the Company’s shareholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Foreign Employees and Consultants

Awards may be granted to participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to awards to employees or consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee will have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from awards granted to participants performing services in such countries and to meet the objectives of the Restated Plan. The Committee also may impose conditions on the exercise or vesting of awards in order to minimize the Company's obligation with respect to tax equalization for employees or consultants on assignments outside their home country.

Clawback of Benefits

The Company may (i) cause the cancellation of any award, (ii) require reimbursement of any award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the Restated Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a clawback policy. In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the Restated Plan or an award agreement or otherwise, in accordance with any clawback policy. By accepting an award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s award agreements may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy. In addition, if a participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interests of the Company or any Related Entity, then (x) any outstanding, vested or unvested, earned or unearned portion of an award may, at the Committee’s discretion, be cancelled and (y) the Committee, in its discretion, may require the participant or other person to whom any payment has been made or shares or other property have been transferred in connection with an award to forfeit and pay over to the Company all or any portion of the gain (whether or not taxable) realized upon the exercise of any option and the value realized (whether or not taxable) on the vesting or payment of any other award during the time period specified in the applicable award agreement or otherwise specified by the Committee.

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Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the Restated Plan or the Committee’s authority to grant awards without further shareholder approval, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which common shares are then listed or quoted; provided that, except as otherwise permitted by the Restated Plan or an award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the Restated Plan; provided that, except as otherwise permitted by the Restated Plan or award agreement, without the consent of an affected participant, no such Committee or Board action may materially and adversely affect the rights of such participant under terms of such award. In addition, without the approval of the Company’s shareholders, the Board may not alter or amend the Restated Plan if such alteration or amendment would permit a Repricing without approval of the Company’s shareholders. The Restated Plan will terminate at the earliest of (i) such time as no common shares remain available for issuance under the Restated Plan, (ii) termination of the Restated Plan by the Board, or (iii) the tenth anniversary of the effective date of the Restated Plan. Awards outstanding upon expiration of the Restated Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The Restated Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the Restated Plan. On exercise of a nonqualified stock option granted under the Restated Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for common shares on exercise of an option by delivering common shares, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable share certificate or other indicia of ownership is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

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The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering common shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Share Awards

Generally, the recipient of a share award will recognize ordinary compensation income at the time the shares are received equal to the excess, if any, of the fair market value of the share received over any amount paid by the recipient in exchange for the shares. If, however, the shares are not vested when they are received under the Restated Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the shares), the recipient generally will not recognize income until the shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the shares on the date it becomes vested over any amount paid by the recipient in exchange for the shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the share award, to recognize ordinary compensation income, as of the date the recipient receives the share award, equal to the excess, if any, of the fair market value of the shares on the date the share award is granted over any amount paid by the recipient in exchange for the shares.

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The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as share awards will be the amount paid for such shares plus any ordinary income recognized either when the shares are received or when the shares become vested. Upon the disposition of any shares received as a share award under the Restated Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

RSUs

The recipient of an RSU that provides for the delivery of shares at a future date will not recognize taxable income at the time of grant. The recipient will generally recognize taxable income, and if the recipient is an employee, be subject to withholding for income and employment taxes, when the delivery of shares is actually made.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired pursuant to the RSU awards will be the amount paid for such shares, if any, plus any ordinary income recognized when the shares are received. Upon the disposition of any such shares received, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

The Company will generally be entitled to a corresponding deduction equal to the amount of income the recipient recognizes, provided that amount constitutes an ordinary and necessary business expense, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code.

Section 162 Limitations

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that option awards, but not other awards, granted to participants under the Restated Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million.

Section 409A of the Code

The Restated Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any award under the Restated Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an award that is deemed to be deferred compensation, such as a grant of RSUs that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the award as soon as the award is no longer subject to a substantial risk of forfeiture (even if the award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the award.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change.

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New Plan Benefits

A new plan benefits table for the Restated Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Restated Plan if the Restated Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Restated Plan will be made at the Committee’s discretion. Therefore, the benefits and amounts that will be received or allocated under the Restated Plan are not determinable at this time.

Interests of Directors or Officers

Our directors may grant awards under the Restated Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve and the adopt the Restated Plan.

Recommendation

The Board recommends that shareholders vote “FOR” Proposal No. 3.

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OTHER INFORMATION

HOUSEHOLDING OF MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of these proxy materials may have been sent to multiple shareholders in each household. We will promptly deliver a separate copy of these proxy materials to any shareholder upon written or verbal request to us at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800. Any shareholder who wants to receive separate copies of proxy materials in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact that shareholder’s bank, broker, or other nominee record holder, or that shareholder may contact us at the address and phone number set forth above.

WHERE YOU CAN FIND MORE INFORMATION

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as amended, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our Company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

Through our website, http://www.stellarbiotechnologies.com, we make available free of charge all of our SEC filings, including our proxy statements, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K, as well as Forms 3, Form 4, and Form 5 of our directors, officers, and principal shareholders, together with amendments to these reports filed or furnished pursuant to Sections 13(a), 15(d), or 16 of the Exchange Act. We will also provide upon written request, without charge to each shareholder of record as of the record date, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as amended, as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K, as amended, also will be furnished, upon request, at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices at 332 E. Scott Street, Port Hueneme, California 93041, telephone: (805) 488-2800.

OTHER BUSINESS

The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

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ANNEX A

STELLAR BIOTECHNOLOGIES, INC.

2017 INCENTIVE COMPENSATION PLAN

STELLAR BIOTECHNOLOGIES, INC.

2017 INCENTIVE COMPENSATION PLAN

STELLAR BIOTECHNOLOGIES, INC.

2017 INCENTIVE COMPENSATION PLAN

1.             Purpose . The purpose of this 2017 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Stellar Biotechnologies, Inc., a British Columbia corporation, and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value. This Plan is an amendment and restatement of the Company’s Fixed Share Option Plan, as amended and restated effective as of December 18, 2013 (the “Initial Plan”), the terms and conditions of which are superseded hereby, except as explicitly set forth herein.

2.             Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)          “Award” means any Option, Restricted Share Award or Restricted Share Unit Award, granted to a Participant under the Plan.

(b)          “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted pursuant to this Plan.

(c)          “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d)          “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)          “Board” means the Company’s Board of Directors.

(f)          “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

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(g)          “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(h)          “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)          “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j)          “Company” means Stellar Biotechnologies, Inc., a British Columbia corporation, and any successor thereto.

(k)          “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a registration of those securities on a Form S-8 Registration Statement under the Securities Act of 1933.

(l)          “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any leave of absence approved by management of the Company, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

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(m)          “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers (other than the chief financial officer) of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(n)          “Director” means a member of the Board or the board of directors of any Related Entity.

(o)          “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p)          “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q)          “Effective Date” means the effective date of the Plan, which was December 18, 2013.

(r)          “Effective Date of Restated Plan” means the effective date of this Plan, as amended and restated, which was January 27, 2017.

(s)          “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on a leave of absence approved by management of the Company shall be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t)          “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity). The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

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(v)         “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i)          If, on such date, the Shares are listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq Stock Market, LLC or such other national or regional securities exchange or market system constituting the primary market for the Share, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)         If, on such date, the Share are not listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(w)          “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; or (iv) a material breach by the Company or any Related Entity of any employment, consulting or other agreement under which the Participant provides services to the Company or any Related Entity. For purposes of this Plan, upon termination of a Participant’s Continuous Service, Good Reason shall not be deemed to exist unless the Participant’s termination of Continuous Service for Good Reason occurs within 6 months following the initial existence of one of the conditions specified in clauses (i) through (iv) above, the Participant provides the Company or the Related Entity for which the Participant provides services with written notice of the existence of such condition with 90 days after the initial existence of the condition, and the Company fails to remedy the condition within 30 days after its receipt of notice.

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(x)          “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y)          “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(z)          “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(aa)         “Listing Market” means any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(bb)         “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(cc)         “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(dd)          “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(ee)         “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff)         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(gg)         “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(hh)         “Restricted Share” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ii)          “Restricted Share Award” means an Award granted to a Participant under Section 6(d) hereof.

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(jj)          “Restricted Share Unit” means a right to receive Shares, including Restricted Share, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(kk)         “Restricted Share Unit Award” means an Award of Restricted Share Units granted to a Participant under Section 6(e) hereof.

(ll)          “Restriction Period” means the period of time specified by the Committee that Restricted Share Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(mm)       “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn)        “Shares” means the common shares of the Company, no par value per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(oo)        “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(pp)        “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.	Administration.

(a)          Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

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(b)          Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to an Independent Director. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)          Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.	Shares Subject to Plan.

(a)          Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan after the Effective Date of Restated Plan shall be the sum of (i) 700,000 plus (ii) the number of Shares remaining available for delivery under the Plan as of the Effective Date of Restated Plan. Any Shares that are subject to Awards of Options shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options shall be counted against this limit as one and one-half (1.5) Shares for every one (1) Share granted. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares.

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(b)          Application of Limitation to Grants of Awards.. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)          Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)          If, after the Effective Date of Restated Plan, (x) Shares subject to any Awards granted under the Plan are forfeited, expire or otherwise terminate without issuance of such Shares, or (y) any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan.

(ii)         In the event that, after the Effective Date of Restated Plan, any Option or other Award granted under this Plan, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)        Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)        Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share if such Share was subject to an Option granted under the Plan and as one and one-half (1.5) Shares if such Share was subject to an Award other than an Option granted under the Plan.

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(v)         Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 1,500,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vi)        Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $250,000 in the aggregate.

5.            Eligibility; Per-Participant Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted Options with respect to more than 100,000 Shares.

6.	Specific Terms of Awards.

(a)          General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 7(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of British Columbia law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b)          Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)          Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 9(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

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(ii)         Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)        Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Share or other similar securities.

(iv)        Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)         the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

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(B)         the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)         if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c)          Restricted Share Awards. The Committee is authorized to grant Restricted Share Awards to any Eligible Person on the following terms and conditions:

(i)          Grant and Restrictions. Restricted Share Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Share Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Share Award, a Participant granted Restricted Shares shall have all of the rights of a shareholder, including the right to vote the Restricted Share and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Share Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Shares may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Shares that are at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Share Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

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(iii)        Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

(iv)        Dividends and Splits. As a condition to the grant of a Restricted Share Award, the Committee may require or permit a Participant to elect that any cash dividends paid on Restricted Shares be automatically reinvested in additional Restricted Shares or applied to the purchase of additional Awards under the Plan, or may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a share split or share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property have been distributed.

(d)          Restricted Share Unit Award. The Committee is authorized to grant Restricted Share Unit Awards to any Eligible Person on the following terms and conditions:

(i)          Award and Restrictions. Satisfaction of a Restricted Share Unit Award shall occur upon expiration of the deferral period specified for such Restricted Share Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Share Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Share Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Share Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Share Unit Award, a Restricted Share Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Share Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Share Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii)         Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Unit Award), the Participant’s Restricted Share Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Share Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Share Unit Award.

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7.	Certain Provisions Applicable to Awards.

(a)          Stand-Alone, Additional, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Share or Restricted Share Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b)          Term of Awards. The term of each Award shall be for such period as may be determined by the Committee. The term of any Option shall not exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code); provided, however, that in the event that on the last day of the term of an Option, other than an Incentive Stock Option, the exercise of the Option would violate an applicable federal, state, local, or foreign law, the Committee may, in its sole and absolute discretion, extend the term of the Option for a period of no more than thirty (30) days after the date on which the exercise of the Option would no longer violate an applicable federal, state, local and foreign law, provided that such extension of the term of the Option would not cause the Option to violate the requirements of Section 409A of the Code.

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(c)          Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of other amounts in respect of installment or deferred payments denominated in Shares.

(d)          Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)          Code Section 409A.

(i)          The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

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(ii)         If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)         Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)         The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)         Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is a “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)        Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8.	Change in Control.

(a)          Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

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(i)          Any Option that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii)         Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Share Award, Restricted Share Unit Award or an Other Share-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii)        Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company or any Related Entity, each outstanding Option, Restricted Share Award or Restricted Share Unit Award shall not be accelerated as described in Section 8(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Restricted Share Award or Restricted Share Unit Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 9(c)(ii) hereof. Notwithstanding the foregoing, if and only to the extent provided in an Award Agreement and on such terms and conditions as may be set forth in an Award Agreement, in the event a Participant’s employment is terminated without Cause by the Company or any Related Entity or by such successor company or by the Participant for Good Reason within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 8(a)(i), (ii) and (iii) above.

(b)          Definition of “Change in Control”. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)          The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

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(ii)         During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)        Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Related Entities, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Shares and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Shares and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

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(iv)        Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

9.	General Provisions.

(a)          Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)          Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c)	Adjustments.

(i)          Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

(ii)         Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 8 of this Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option as of the effective date of the transaction). For the purposes of this Plan, an Option, Restricted Share Award, Restricted Share Unit Award, or Other Share-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Restricted Share Award, Restricted Share Unit Award, or Other Share-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Restricted Share Award, Restricted Share Unit Award, or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

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(iii)        Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d)          Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e)          Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).

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(f)          Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any applicable law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award. For the avoidance of doubt, and notwithstanding any other terms of this Plan to the contrary, the terms of the Initial Plan shall continue to apply to any Awards granted under the Initial Plan prior to the Effective Date of Restated Plan only if and to the extent required to comply with this Section 9(f) of the Plan.

(g)          Clawback of Benefits.. (i)          The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

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(ii)         If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(h)          Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i)          Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

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(j)          Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(k)          Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(l)          Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of British Columbia without giving effect to principles of conflict of laws, and other applicable laws.

(m)          Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of any countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n)          Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan initially became effective on the Effective Date. The Plan, as amended and restated herein, shall become effective on the Effective Date of Restated Plan, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date of Restated Plan. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(o)          Construction and Interpretation.. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

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(p)          Severability.. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

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*** Exercise Your *Right* to Vote ***

STELLAR BIOTECHNOLOGIES, INC.

E16923-P85216

Meeting Information

Meeting Type: Annual General Meeting
For holders as of: January 26, 2017
Date: March 23, 2017 **Time:** 10:00 AM Pacific Time
Location: Holiday Inn Express
350 E. Port Hueneme Road
Port Hueneme, California

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 9, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E16924-P85216

Voting Items

1. **Election of Directors**

   1a. Tessie M. Che

   1b. Paul Chun

   1c. David L. Hill

   1d. Daniel E. Morse

   1e. Frank R. Oakes

   1f. Charles V. Olson

   1g. Mayank (Mike) Sampat

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

E16925-P85216

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Tuesday, March 21, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, March 21, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E16921-P85216

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

STELLAR BIOTECHNOLOGIES, INC.

1. Election of Directors	**For**	**Withhold**
1a. Tessie M. Che	☐	☐
1b. Paul Chun	☐	☐
1c. David L. Hill	☐	☐
1d. Daniel E. Morse	☐	☐
1e. Frank R. Oakes	☐	☐
1f. Charles V. Olson	☐	☐
1g. Mayank (Mike) Sampat	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3.

	For	**Against**
3. Adoption of 2017 Incentive Compensation Plan Approval and adoption of our 2017 Incentive Compensation Plan.	☐	☐

If you wish to appoint someone other than Frank R. Oakes, President, Chief Executive Officer and Director of the Company, or Gary Koppenjan, Senior Director of Investor Relations and Communications of the Company, as your proxy, please check box here. Please do not check box unless you want to exercise this option. ☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Annual Meeting.
If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E16922-P85216

Appointment of Proxyholder:

I/We being holder(s) of Stellar Biotechnologies, Inc. hereby appoint: Frank R. Oakes, President, Chief Executive Officer and Director of the Company, or failing him, Gary Koppenjan, Senior Director of Investor Relations and Communications of the Company.

OR

Print the name of the person you are appointing if this person is someone other than the appointed proxyholders.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Shareholders of Stellar Biotechnologies, Inc. to be held at the Holiday Inn Express, 350 E. Port Hueneme Road, Port Hueneme, California, USA, on Thursday, March 23, 2017, at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof. **THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION.**

Notes to proxy

1. **Every holder has the right to appoint another person or entity of their choice, who need not be a shareholder, to attend and act on the holder's behalf at the Annual Meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all registered owners must sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.**
6. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of the Annual Meeting or other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying Annual Report and proxy statement provided by the Company.

Proxies must be received by 11:59 PM (Eastern Time) on Tuesday, March 21, 2017.

V.1.1